UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 15, 2009, the Board of Directors of Puda Coal, Inc. (the “Company”) amended and restated the Company’s Audit Committee Charter to be in compliance with the requirements of the NYSE Amex LLC (the “Exchange”) in connection with its application for listing on the Exchange.  The Amended and Restated Audit Committee Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.  The Board determined that all the three members of the Audit Committee, Mr. Jianfei Ni, Dr. C. Mark Tang and Mr. Lawrence S. Wizel, are independent as that term is defined in Section 10A(m) of the Exchange Act of 1934, as amended, and meet the independence requirements of the Exchange.  To the full extent permitted by applicable law, the Audit Committee will exercise the powers and duties as set forth in the Amended and Restated Audit Committee Charter.

On September 15, 2009, the Board of the Company also adopted a Code of Business Conduct and Ethics in order to be in compliance with the requirements of the Exchange.  The Code is attached hereto as Exhibit 3.2 and incorporated herein by reference.  The Company has also made the Code available to the general public by publishing the Code on the Company’s website at http://www.pudacoalinc.com.

Forward-Looking Statement

The information contained herein includes forward-looking statements.  These statements relate to future events, and involve known and unknown risks, uncertainties and other factors that may cause our actual results or achievements to be materially different from any future results or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  For example, it is uncertain whether and when our application for listing on the Exchange will be successful.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

Exhibit No.	Description
3.1	Amended and Restated Audit Committee Charter
3.2	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: September 16, 2009	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer